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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 1, 2004
                                                         ----------------

                         ANDREA ELECTRONICS CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

         New York                         1-4324               11-0482020
         --------                        --------              ----------
(State or other Jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                 45 Melville Park Road, Melville, New York 11747
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.01       NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                -------------------------------------------------------------
                RULE OR STANDARD: TRANSFER OF LISTING.
                -------------------------------------

         On December 1, 2004, Andrea Electronics Corporation (the "Company") received notice from the staff of the American Stock Exchange ("AMEX") indicating that the staff had determined that the Company no longer complies with AMEX's continued listing standards due to the Company having shareholders' equity below $6.0 million and sustained losses from continuing operations and net losses during the Company's five most recent fiscal years, as set forth in AMEX Company Guide Section 1003(a)(iii).

         The Company had been operating under a plan to bring the Company back in compliance with the cited AMEX continued listing standards. A provision of such plan required the Company to maintain stockholder's equity of at least $6.0 million for two consecutive fiscal quarters, which the Company did not meet as it had $5.804 million of stockholders equity as of September 30, 2004.

         The Company does not expect to appeal the AMEX staff's determination. Accordingly, AMEX has informed the Company that it will suspend trading in the Company's common stock as soon as practicable and will submit an application with the Securities and Exchange Commission to strike the Company's common stock from listing and registration on AMEX.

         The Company intends to have its common stock eligible to be quoted on the OTC Bulletin Board following suspension from AMEX.

         The press release announcing the delisting is furnished as Exhibit
99.1.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

       (c)      Exhibits

                Number            Description
                ------            -----------

                99.1              Press Release Dated December 7, 2004


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ANDREA ELECTRONICS CORPORATION


Dated: December 7, 2004            By:/s/ Corisa L. Guiffre
                                      ------------------------------------------
                                      Corisa L. Guiffre
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit                           Description
-------                           -----------

99.1                              Press Release, dated December 7, 2004






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